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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549

                            -------------------------

                                  FORM 8-K

                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of
          earliest event reported):             December 29, 1999


                                 VIATEL, INC.
             (Exact Name of Registrant as Specified in Its Charter)


     Delaware                   000-21261                  13-3787366
     (State or Other            (Commission           (I.R.S. Employer
     Jurisdiction               File Number)          Identification No.)
     of Incorporation)

                                Viatel, Inc.
                              685 Third Avenue
                           New York, New York 10017
         (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code:  212-350-9200


                          Exhibit List Appears on Page 4

                                 Page 1 of 4 Pages
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 Item 7.  Financial Statements, Pro Forma Financial Information
          and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

               Not Applicable

         (b)   Pro Forma Financial Information.

               Not Applicable

         (c)   Exhibits.

               The following exhibits are filed with this Report.

Exhibit No.          Description.

3(i)(2) Certificate of Designations of Series A Junior Participating Preferred Stock of Viatel, Inc.

10.36 Third Amended and Restated Equipment Loan and Security Agreement, dated as of November 5, 1999, between NTFC Capital Corporation and Destia Communications, Inc.


                                       2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VIATEL, INC.



Date:  December 29, 1999               By: /s/ James P. Prenetta
                                          --------------------------
                                       Name: James P. Prenetta
                                       Title: Vice President and General
                                              Counsel

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EXHIBIT LIST


Exhibit No.              Description

3(i)(2) Certificate of Designations of Series A Junior Participating Preferred Stock of Viatel, Inc.

10.36 Third Amended and Restated Equipment Loan and Security Agreement, dated as of November 5, 1999, between NTFC Capital Corporation and Destia Communications, Inc.